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           MONTHLY CERTIFICATEHOLDERS' STATEMENT

           CHEVY CHASE MASTER CREDIT CARD TRUST II
                       SERIES 1995-A

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among
Chevy Chase Bank, F.S.B., as Transferor and Servicer ("Chevy Chase"),
CCB Holding Corporation, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), Chevy Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Master
Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month of November, 1997 is set forth below. Certain the information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


     A)    Information Regarding Distributions to
           the Class A Certificateholders, per
           $1,000 original certificate principal amount.

           (1)   The total amount of the
           distribution to Class A
           Certificateholders, per $1,000
           original certificate principal amount           $      4.6180555

           (2)   The amount of the distribution
           set forth in paragraph 1 above in
           respect of interest on the Class A
           Certificates, per $1,000 original
           certificate principal amount                    $      4.6180555

           (3)   The amount of the distribution
           set forth in paragraph 1 above in
           respect of principal of the Class A
           Certificates, per $1,000 original
           certificate principal amount                    $      0.0000000

     B)    Class A Investor Charge Offs and
           Reimbursement of Charge Offs

           (1)   The amount of Class A Investor
           Charge Offs                                     $      0.0000000

           (2)   The amount of Class A Investor
           Charge Offs set forth in paragraph 1
           above, per $1,000 original certificate
           principal amount                                $      0.0000000

           (3)   The total amount reimbursed in
           respect of Class A Investor Charge Offs         $      0.0000000

           (4)   The amount set forth in paragraph
           3 above, per $1,000 original
           certificate principal amount                    $      0.0000000



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           (5)   The amount, if any, by which the
           outstanding principal balance of the
           Class A Certificates exceeds the Class
           A Invested Amount after giving effect
           to all transactions on such Distribution Date   $      0.0000000

     C)    Information Regarding Distributions to
           the Class B Certificateholders, per
           $1,000 original certificate principal amount.

           (1)   The total amount of the
           distribution to Class B
           Certificatedholders, per $1,000
           original certificate principal amount           $      4.7036113

           (2)   The amount of the distribution
           set forth in paragraph 1 above in
           respect of interest on the Class B
           Certificates, per $1,000 original
           cerificate principal amount                     $      4.7036113

           (3)   The amount of the distribution
           set forth in paragraph 1 above in
           respect of principal on the Class B
           Certificates, per $1,000 original
           cerificate principal amount                     $      0.0000000

     D)    Class B Investor Charge Offs and
           Reimbursement of Charge Offs

           (1)   The amount of Class B Investor
           Charge Offs                                     $      0.0000000

           (2)   The amount of Class B Investor
           Charge Offs set forth in paragraph 1
           above, per $1,000 original certificate
           principal amount                                $      0.0000000

           (3)   The total amount reimbursed in
           respect of Class B Investor Charge Offs         $      0.0000000

           (4)   The amount set forth in paragraph
           3 above, per $1,000 original
           certificate principal amount                    $      0.0000000

           (5)   The amount, if any, by which the
           outstanding principal balance of the
           Class B Certificates exceeds the Class
           B Invested Amount after giving effect
           to all transactions on such
           Distribution Date                               $      0.0000000


                                        CHEVY CHASE BANK, F.S.B.,
                                          Servicer

                                        By  ________________________________
                                                 Mark A. Holles
                                                 Vice President




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